FOR IMMEDIATE RELEASE:
Contacts:	Alan Caminiti 914-701-8400 (Media) Dan Loh 914-701-8210 (Investors)

Atlas Air Worldwide Holdings, Inc. Reports Preliminary December System Statistics and Traffic Results

December Block Hours Essentially Flat Despite Reduced Operating Fleet

Purchase, N.Y., January 31, 2005 - Atlas Air Worldwide Holdings, Inc. (AAWW) (OTC: AAWWV.PK), a leading provider of global air cargo services, has reported preliminary system statistics and traffic results for December 2004, the 12-month period ended December 31, 2004, and the corresponding periods during 2003.

Total block-hour activity during December declined 0.6% compared with the same month in 2003, while the average number of aircraft operated fell 13.3%.

Block hours operated in the ACMI segment increased 13.7% year over year, while Military Charter segment hours increased 32.3% and Commercial Charter segment hours rose 47.5% . Within the Scheduled Service business segment, traffic (as measured by revenue ton miles “RTM’s”) decreased 23.5% year over year, while capacity (as measured by available ton miles “ATM’s”) decreased 35.5% year over year, resulting in an increased load factor of 63.7% in December compared with 53.7% in December 2003.

During December, AAWW operated an average of 39.0 wide-body 747 aircraft compared with an average of 45.0 in December 2003, principally due to the rejection and return of aircraft in conjunction with AAWW’s restructuring.

Total block-hour activity for the full year 2004 decreased 3.0% versus 2003, but the average number of aircraft operated declined 16.2%.

Block hours operated in the ACMI segment rose 20.2% during the year, while Military Charter segment hours declined 36.0% and Commercial Charter segment hours declined 37.5% . Within the Scheduled Service business segment, traffic increased 9.7% (in RTM terms) versus 2003 and capacity (in ATM’s) decreased 0.9%, resulting in an increased load factor of 62.7% during 2004 compared with 56.7% in 2003.

For the year ended December 31, 2004, AAWW operated an average of 37.7 wide-body 747 aircraft versus an average of 45.0 aircraft in 2003.

The preliminary system statistics and traffic results that follow do not constitute financial statements, were not prepared in accordance with generally accepted accounting principles, and do not contain all of the disclosures required by generally accepted accounting principles or by the Securities Exchange Act of 1934, as amended, or any other prescribed form or format. AAWW cautions readers not to place undue reliance upon the information contained in these statistics and results, which may be adjusted from time to time.

These statistics and results, which have not been audited, may not be indicative of AAWW’s financial statements in reports that would be required to be filed pursuant to the Securities Exchange Act of 1934, as amended.

About Atlas Air Worldwide Holdings, Inc.:

AAWW is the parent company of Atlas Air, Inc. (Atlas) and Polar Air Cargo, Inc. (Polar), which together operate the world’s largest fleet of Boeing 747 freighter aircraft.

Atlas is the world’s leading provider of ACMI (aircraft, crew, maintenance and insurance) freighter aircraft to major airlines around the globe. Polar is among the world’s leading providers of airport-to-airport freight carriage. Polar operates a global, scheduled-service network and serves major trade lanes of the world.

Through both of its principal subsidiaries, AAWW also provides commercial and military charter services.

This release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect AAWW’s current views with respect to certain current and future events and financial performance. Such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the operations and business environments of AAWW and its subsidiaries (collectively, the “companies”) that may cause the actual results of the companies to be materially different from any future results, express or implied, in such forward-looking statements.

Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the companies to operate pursuant to the terms of their financing facilities; the ability of the companies to obtain and maintain normal terms with vendors and service providers; the companies’ ability to maintain contracts that are critical to their operations; the ability of the companies to fund and execute their business plan; the ability of the companies to attract, motivate and/or retain key executives and associates; the ability of the companies to attract and retain customers; the ability of the companies to continue as going concerns; demand for cargo services in the markets in which the companies operate; economic conditions; the effects of any hostilities or act of war (in the Middle East or elsewhere) or any terrorist attack; labor costs; financing costs; the cost and availability of war risk insurance; aviation fuel costs; security-related costs; competitive pressures on pricing (especially from lower-cost competitors); weather conditions; government legislation and regulation; consumer perceptions of the companies’ products and services; pending and future litigation; the market acceptance of AAWW’s new common stock; and other risks and uncertainties set forth from time to time in AAWW’s reports to the United States Securities and Exchange Commission. Other factors and assumptions not identified above are also involved in the preparation of forward-looking statements, and the failure of such other factors and assumptions to be realized may also cause actual results to differ materially from those discussed.

AAWW assumes no obligation to update such statements contained in this release to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law.

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	Atlas Air Worldwide Holdings
	Preliminary System Statistics & Traffic Results
							2004
OPERATING
STATISTICS	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Y-T-D
Operating Fleet (average during the month)
Aircraft count[1]	40.0	38.8	38.0	37.9	36.1	36.0	36.3	36.6	37.2	38.0	39.0	39.0	37.7
Block Hours
Scheduled Service	4,199.5	4,666.3	5,043.9	5,111.1	4,721.7	4,541.3	4,513.3	4,420.0	4,831.4	5,364.5	4,103.6	3,594.6	55,111.2
Commercial Charter	264.8	209.4	134.4	203.1	187.7	268.2	209.2	308.2	373.3	716.6	1,045.9	1,052.3	4,973.0
Military Charter	1,212.6	1,583.6	1,740.7	1,851.6	2,072.5	2,313.0	2,319.5	2,046.3	1,831.8	1,615.7	1,947.7	1,840.9	22,375.8
ACMI	4,245.2	5,064.6	6,401.9	5,468.4	5,279.9	4,994.1	5,667.0	5,433.8	5,964.9	6,804.7	7,879.5	7,138.8	70,342.5
Other Product	-	-	-	-	-	-	-	-	-	-	-	-	-
Non Revenue	84.6	115.5	100.6	83.3	112.4	94.0	125.8	109.7	92.5	52.9	88.1	116.3	1,175.7

Total Block Hours	10,006.6	11,639.4	13,421.4	12,717.5	12,374.2	12,210.7	12,834.8	12,318.0	13,093.8	14,554.4	15,064.7	13,742.8	153,978.1
Scheduled Service Traffic
RTM’s (000’s)	127,448.4	167,848.2	194,438.5	186,932.3	177,657.0	165,344.4	174,701.0	170,770.7	176,731.6	192,884.4	156,329.5	130,817.8	2,021,903.7
ATM’s (000’s)	243,013.5	274,480.2	297,731.1	301,720.6	277,574.7	267,078.8	266,511.8	259,751.8	281,956.4	311,611.3	236,154.1	205,357.9	3,222,942.0
Load Factor	52.4%	61.2%	65.3%	62.0%	64.0%	61.9%	65.6%	65.7%	62.7%	61.9%	66.2%	63.7%	62.7%
[1] Operating Fleet excludes the following aircraft count that are dry leased or parked:
Dry Leased	4.0	4.0	4.0	4.0	4.0	4.0	4.0	4.0	4.0	4.0	4.0	4.0	4.0
Parked	7.0	7.0	4.6	4.0	4.0	4.0	3.7	3.0	1.8	1.0	-	-	3.3

	2003
OPERATING
STATISTICS	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Y-T-D
Operating Fleet (average during the month)
Aircraft count[1]	46.5	44.8	44.5	44.0	44.3	44.3	46.0	46.0	45.0	45.0	45.0	45.0	45.0
Block Hours
Scheduled Service	3,853.0	3,057.0	3,937.0	3,846.3	4,074.0	4,512.3	4,437.1	4,478.5	5,142.4	5,690.0	5,852.5	5,337.3	54,217.4
Commercial Charter	418.7	740.1	756.0	645.2	311.9	329.7	276.3	488.7	498.8	1,025.4	1,752.8	713.3	7,956.9
Military Charter	3,161.0	3,924.9	4,251.1	4,129.5	3,403.4	2,298.8	2,876.6	3,161.4	2,181.6	2,830.2	1,348.7	1,391.8	34,959.0
ACMI	4,074.5	2,857.7	5,822.7	4,516.3	4,148.1	4,552.7	4,639.8	4,583.7	4,634.9	5,913.3	6,516.1	6,276.6	58,536.4
Other Product	668.8	518.6	202.8	92.4	12.0	-	-	-	-	-	-	-	1,494.6
Non Revenue	187.1	183.8	137.7	158.8	155.2	82.5	66.1	76.0	111.2	110.5	142.6	112.4	1,524.0

Total Block Hours	12,363.1	11,282.1	15,107.4	13,388.5	12,104.7	11,776.0	12,295.9	12,788.3	12,568.9	15,569.3	15,612.6	13,831.4	158,688.3
Scheduled Service Traffic
RTM’s (000’s)	119,533.1	108,416.5	154,310.1	132,278.9	138,653.4	154,607.6	152,616.5	149,039.5	166,666.7	195,715.1	201,019.9	171,024.3	1,843,881.6
ATM’s (000’s)	223,341.7	185,547.4	237,031.5	233,061.7	246,042.9	269,895.7	270,250.3	271,649.4	308,449.2	340,613.3	348,919.2	318,434.2	3,253,236.6
Load Factor	53.5%	58.4%	65.1%	56.8%	56.4%	57.3%	56.5%	54.9%	54.0%	57.5%	57.6%	53.7%	56.7%
[1] Operating Fleet excludes the following aircraft count that are dry leased or parked:
Dry Leased	4.0	4.8	4.0	4.0	3.0	3.0	3.0	3.0	4.0	4.0	4.0	4.0	3.7
Parked	1.5	2.5	3.5	4.0	4.8	4.8	3.0	3.0	3.0	3.0	3.0	3.0	3.3

	Atlas Air Worldwide Holdings
	Preliminary System Statistics & Traffic Results
	Percentage Change 2004 vs. 2003
OPERATING
STATISTICS	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Y-T-D
Operating Fleet (average during the month)
Aircraft count[1]	(14.0%)	(13.2%)	(14.6%)	(13.9%)	(18.4%)	(18.6%)	(21.1%)	(20.4%)	(17.3%)	(15.6%)	(13.3%)	(13.3%)	(16.2%)
Block Hours
Scheduled Service	9.0%	52.6%	28.1%	32.9%	15.9%	0.6%	1.7%	(1.3%)	(6.0%)	(5.7%)	(29.9%)	(32.7%)	1.6%
Commercial Charter	(36.8%)	(71.7%)	(82.2%)	(68.5%)	(39.8%)	(18.6%)	(24.3%)	(36.9%)	(25.2%)	(30.1%)	(40.3%)	47.5%	(37.5%)
Military Charter	(61.6%)	(59.7%)	(59.1%)	(55.2%)	(39.1%)	0.6%	(19.4%)	(35.3%)	(16.0%)	(42.9%)	44.4%	32.3%	(36.0%)
ACMI	4.2%	77.2%	9.9%	21.1%	27.3%	9.7%	22.1%	18.5%	28.7%	15.1%	20.9%	13.7%	20.2%
Other Product	(100.0%)	(100.0%)	(100.0%)	(100.0%)	(100.0%)	NM	NM	NM	NM	NM	NM	NM	(100.0%)
Non Revenue	(54.8%)	(37.2%)	(26.9%)	(47.5%)	(27.6%)	13.9%	90.2%	44.3%	(16.8%)	(52.1%)	(38.2%)	3.4%	(22.9%)

Total Block Hours	(19.1%)	3.2%	(11.2%)	(5.0%)	2.2%	3.7%	4.4%	(3.7%)	4.2%	(6.5%)	(3.5%)	(0.6%)	(3.0%)
Scheduled Service Traffic
RTM’s (000’s)	6.6%	54.8%	26.0%	41.3%	28.1%	6.9%	14.5%	14.6%	6.0%	(1.4%)	(22.2%)	(23.5%)	9.7%
ATM’s (000’s)	8.8%	47.9%	25.6%	29.5%	12.8%	(1.0%)	(1.4%)	(4.4%)	(8.6%)	(8.5%)	(32.3%)	(35.5%)	(0.9%)
Load Factor	-1.1 pts	2.7 pts	0.2 pts	5.2 pts	7.6 pts	4.6 pts	9.1 pts	10.9 pts	8.6 pts	4.4 pts	8.6 pts	10.0 pts	6.1 pts
[1] Operating Fleet excludes the following aircraft count that are dry leased or parked:
Dry Leased	0.0%	(15.8%)	0.0%	0.0%	33.3%	33.3%	33.3%	33.3%	0.0%	0.0%	0.0%	0.0%	7.3%
Parked	366.7%	180.0%	30.9%	0.0%	(15.8%)	(15.8%)	24.7%	0.0%	(41.1%)	(66.7%)	(100.0%)	(100.0%)	2.8%